UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 _________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 16, 2020

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road	Little Falls	New Jersey	07424	(973)	890-7220
(Address of principal executive offices)			(Zip code)	(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CMD	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2020 Annual Meeting of Stockholders ("Annual Meeting") of Cantel Medical Corp. (the "Company") held on December 16, 2020, the Company's stockholders approved the Cantel Medical. Corp. 2020 Equity Incentive Plan ("2020 Equity Plan"). The terms of the 2020 Equity Plan are described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on November 18, 2020 and supplemented on November 30, 2020 (the “Proxy Statement”), which description is incorporated herein by reference. The 2020 Equity Plan was included as Annex A to the Proxy Statement and is incorporated by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders

At the Annual Meeting, four proposals were voted on by the Company’s stockholders. The proposals are described in detail in the Proxy Statement in connection with the Annual Meeting and summarized below.

A final voting report was produced by Broadridge Financial Solutions, Inc., the independent inspector of election for the Annual Meeting, certifying the results on the four proposals:
Proposal 1 The stockholders elected all ten director nominees to serve as members of the Company’s board of directors until the Company’s 2021 Annual Meeting of Stockholders.

Name	For	Against	Abstain	Broker Non-Votes
Alan R. Batkin	34,317,512	588,587	24,010	4,369,841
Ann E. Berman	34,715,138	191,321	23,650	4,369,841
Charles M. Diker	34,500,347	406,115	23,647	4,369,841
Mark N. Diker	34,598,572	305,844	25,693	4,369,841
Anthony B. Evnin	30,813,517	4,091,548	25,044	4,369,841
Laura L. Forese	30,801,593	4,104,564	23,952	4,369,841
George L. Fotiades	34,352,635	552,864	24,610	4,369,841
Ronnie Myers	34,724,392	180,650	25,067	4,369,841
Karen N. Prange	34,428,026	478,533	23,550	4,369,841
Peter J. Pronovost	30,840,636	4,065,364	24,109	4,369,841

Proposal 2 The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
34,448,451	441,074	40,584	4,369,841

Proposal 3 The stockholders approved the Cantel Medical Corp. 2020 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
34,285,311	621,946	22,852	4,369,841

Proposal 4 The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending July 31, 2021.

For	Against	Abstain
39,247,538	25,898	26,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ George L. Fotiades
George L. Fotiades
Chief Executive Officer

December 18, 2020